Exhibit 99.4

AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT

     THIS AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT, dated as of November 4, 2004, is by and between Anchor Glass Container Corporation (“Borrower”), and Congress Financial Corporation (Central), an Illinois corporation, in its capacity as agent (in such capacity, “Agent”) for the financial institutions from time to time parties to the Loan Agreement (as hereinafter defined) as lenders (each individually, a “Lender” and collectively, “Lenders”).

W I T N E S S E T H :

     WHEREAS, Agent, Lenders and Borrower have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders) may make loans and advances and provide other financial accommodations to Borrower as set forth in the Loan and Security Agreement, dated as of August 30, 2002, by and among Borrower, Agent, Bank of America, N.A., as documentation agent, General Electric Capital Corporation, as lead bookrunner and syndication agent, and Lenders, as amended by Amendment No. 1 to Loan and Security Agreement, dated as of December 31, 2002, Amendment No 2 Loan and Security Agreement, dated as of February 7, 2003, Amendment No. 3 to Loan and Security Agreement, dated as of July 25, 2003, and by this Amendment No. 4 to Loan and Security Agreement (this “Amendment”), dated as of the date hereof (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”), and other agreements, documents and instruments referred to therein or at any time executed or delivered in connection therewith or related thereto (all of the foregoing, including, without limitation, the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the “Financing Agreements”);

     WHEREAS, Borrower has requested that Agent and Lenders agree, among other things (a) to increase the Maximum Credit as set forth herein, (b) to extend the term of the Financing Agreements to August 30, 2007, (c) to amend the Fixed Charge Coverage Ratio as set forth herein, (d) to increase the concentration limit for account debtors as to Cadbury Schweppes to twenty (20%) percent with respect to Eligible Accounts, (e) to permit certain labels and cartons of Borrower to be included within Eligible Inventory as set forth herein, (f) to increase the sublimit for Letter of Credit Accommodations to $25,000,000, and (g) to increase the amount of the Inventory Loan Limit to $75,000,000;

     WHEREAS, by this Amendment, Agent, Lenders and Borrower desire and intend to evidence such amendments and consents;

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, the parties hereto agree as follows:

     1. Definitions.

          1.1 Additional Definitions. As used herein the following terms shall have the meanings given to them below and the Loan Agreement and the other Financing Agreements are hereby amended to include, in addition and not in limitation, the following definitions:

                    (a) “Anheuser-Busch Labels and Cartons Inventory” shall mean Inventory that is owned by Borrower consisting of labels and cartons for bottles used by Borrower in connection with the fulfillment of product orders from Anheuser-Busch.

                    (b) “Connellsville, Pennsylvania Plant” shall mean the Real Property and Equipment of Borrower located at 1926 Baldrige Street, Connellsville, Pennsylvania.

                    (c) “Dayville, Connecticut Closed Plant” shall mean the closed plant of Borrower consisting of the Real Property located at 581 Hartford Turnpike, Dayville, Connecticut.

          1.2 Amendments to Definitions.

                    (a) Borrowing Base. The definition of “Borrowing Base” in Section 1.15 of the Loan Agreement is hereby amended by replacing Sections 1.15(a) and (b) with a new Sections 1.15(a) and (b) as follows:

               “(a) the lesser of:

                    (i) the amount equal to: (A) eighty-five (85%) percent of the Net Amount of Eligible Accounts plus (B) the lesser of (1) the Inventory Loan Limit or (2) sixty (60%) percent multiplied by the Value of the Eligible Inventory of Borrower other than Eligible Inventory consisting of Anheuser-Busch Labels and Cartons Inventory plus (C) the lesser of (1) $1,000,000 or (2) sixty (60%) percent multiplied by the Value of the Eligible Inventory consisting of Anheuser-Busch Labels and Cartons Inventory, or

                    (ii) the Maximum Credit;

               minus

               (b) Reserves”

                    (b) Eligible Accounts. The definition of “Eligible Accounts” in Section 1.39 of the Loan Agreement is hereby amended by replacing Section 1.39(n) with a new Section 1.39(n) as follows:

                    “(n) the aggregate amount of such Accounts owing by a single account debtor do not constitute more than ten (10%) percent of the aggregate amount of all otherwise Eligible Accounts or in the case of Anheuser-Busch more than forty-five (45%)

percent of the aggregate amount of all otherwise Eligible Accounts or in the case of Alltrista Beverage more than thirty-five (35%) percent of the aggregate amount of all otherwise Eligible Accounts or in the case of Cadbury Schweppes more than twenty (20%) percent of the aggregate amount of all otherwise Eligible Accounts (but the portion of the Accounts not in excess of the applicable percentages set forth in this subsection (n) shall be deemed Eligible Accounts unless determined otherwise by Agent);”

                              (c) Eligible Inventory. The definition of “Eligible Inventory” in Section 1.40 of the Loan Agreement is hereby amended by as follows:

                              (i) The first sentence of Section 1.40 is replaced with the following:

            1.40 “Eligible Inventory” shall mean Inventory consisting of finished goods consisting of bottles and raw materials consisting of sand, soda ash, limestone, cullet flint, cullet amber, aluminus and Anheuser-Busch Labels and Cartons Inventory held for resale in the ordinary course of the business of Borrower which are acceptable to Agent in its good faith judgment based on the criteria set forth below.”

                              (ii) Section 1.40(d) is hereby replaced with the following: “(d) packaging and shipping materials, other than Anheuser-Busch Labels and Cartons Inventory;”

                              (d) The definition of “Fixed Charge Coverage Ratio” in Section 1.63 of the Loan Agreement is hereby replaced with the following:

             1.63 “Fixed Charge Coverage Ratio” shall mean, with respect to Borrower and its Subsidiaries, on a consolidated basis,

     (a) measured quarterly, at any time during which an Excess Availability Covenant Trigger Event has not occurred and is continuing, the ratio of (i) EBITDA of Borrower and its Subsidiaries during the four (4) full fiscal quarters immediately preceding the determination date with respect to the calculation of the Fixed Charge Coverage Ratio to (ii) Fixed Charges of Borrower and its Subsidiaries for such four (4) fiscal quarter period and

     (b) measured monthly, at any time during which an Excess Availability Covenant Trigger Event has occurred and is continuing, the ratio of (i) EBITDA of the Borrower and its Subsidiaries during the twelve (12) months immediately preceding the determination date with respect to the calculation of the Fixed Charge Coverage Ratio to (ii) Fixed Charges of Borrower and its Subsidiaries for such twelve (12) month period;

provided, that, for purposes of calculating the Fixed Charge Coverage Ratio, at any time during the period commencing November 1, 2004 through and including December 31, 2005, (A) in the case of the immediately preceding clauses (a) (i) and (b) (i), restructuring charges consisting of cash items and expenses related to the closing of the Connellsville, Pennsylvania Plant and other restructuring charges not to exceed $3,000,000 shall without duplication be added back to Net Income for the purpose of calculating EBITDA and (B) in the case of the immediately preceding clauses (a) (ii) and (b) (ii), Fixed Charges shall include the restructuring charges paid in cash related to the closing of the Connellsville, Pennsylvania Plant and other restructuring charges paid in cash not to exceed $3,000,000.

                                   (e) Inventory Loan Limit. The definition of “Inventory Loan Limit” in Section 1.79 of Loan Agreement is hereby replaced with the following:

                      1.79 “Inventory Loan Limit” shall mean the amount equal to $75,000,000, inclusive of the amount in Section 1.15(a)(i)(C) hereof.”

                                   (f) Maximum Credit. The definition of “Maximum Credit” in Section 1.87 of the Loan Agreement is hereby replaced with the following:

                                   “1.87 “Maximum Credit” shall mean the amount which is equal to the lesser of (a) $115,000,000 and (b) the sum of 60% of the Value of Inventory plus 85% of Accounts; provided, that, for purposes of Sections 7.1(a)(iii) and 13.1(c)(iii) hereof, the Maximum Credit shall be deemed at all times to be $115,000,000.”

          1.3 Interpretation. For purposes of this Amendment, unless otherwise defined herein, all terms used herein, including, but not limited to, those terms used or defined in the recitals above, shall have the respective meanings ascribed to such terms in the Loan Agreement.

     2. Increase of Commitments. Effective on the date hereof, the Commitment of each Lender is hereby amended to be mean the following principal amounts set forth on Schedule 2 hereto

     3. Letter of Credit Sublimit. Section 2.2(e) of the Loan Agreement is hereby amended by deleting the reference to “$15,000,000” appearing at the end of Section 2.2(e) and replacing it with the reference to “$25,000,000”.

     4. Unused Line Fee. Section 3.2(a) of the Loan Agreement is hereby amended by deleting the reference to “$100,000,000” appearing in the third line of Section 3.2(a) between the words “which” and “exceeds” and replacing it with the reference to “$115,000,000”.

     5. Fixed Charge Coverage Ratio. Section 9.17 of the Loan Agreement is hereby deleted and replaced with a new Section 9.17 as follows:

     ”(a) Subject to Section 9.17(b) hereof, the Fixed Charge Coverage Ratio of Borrower shall not as at the end of Borrower’s fiscal quarter be less than the ratio set forth below next to the end of such fiscal quarter of Borrower:

Fiscal Quarter Ending	Fixed Charge Coverage Ratio
December 31, 2002	.9:1.0
March 31, 2003	.9:1.0
June 30, 2003	.9:1.0
September 30, 2003	.9:1.0
December 31, 2003 and as of the end of all fiscal quarters thereafter through September 30, 2004	1.0:1.0

     (b) At any time that Excess Availability is equal to or less than $10,000,000 (an “Excess Availability Covenant Trigger Event”), the Fixed Charge Coverage Ratio of Borrower shall not as at the end of the fiscal month be less than the ratio set forth below next to the end of the fiscal month of Borrower:

Fiscal Month Ending	Fixed Charge Coverage Ratio
September 30, 2002	.9:1.0
October 31, 2002	.9:1.0
November 30, 2002	.9:1.0
December 31, 2002	.9:1.0
January 31, 2003	.9:1.0
February 28, 2003	.9:1.0
March 31, 2003	.9:1.0
April 30, 2003	.9:1.0
May 31, 2003	.9:1.0
June 30, 2003	.9:1.0

Fiscal Month Ending	Fixed Charge Coverage Ratio
July 31, 2003	.9:1.0
August 31, 2003	.9:1.0
September 30, 2003 and	.9:1.0
October 31, 2003 and as of the end of all fiscal months thereafter through September 30 2004	1.0:1.0

; provided, that, at any time after an Excess Availability Covenant Trigger Event has occurred and is continuing, if the daily average Excess Availability is greater than $10,000,000 for thirty (30) consecutive days Borrower shall in the next fiscal quarter measurement period be required to maintain a Fixed Charge Coverage Ratio in accordance with Section 9.17(a) hereof.

(c) Subject to Section 9.17(d) hereof, the Fixed Charge Coverage Ratio of Borrower shall not as at the end of Borrower’s fiscal quarter be less than the ratio set forth below next to the end of such fiscal quarter of Borrower:

Fixed Charge
Fiscal Quarter Ending	Coverage Ratio
December 31, 2004	.95:1.0
March 31, 2005	.90:1.0
June 30, 2005	.82:1.0
September 30, 2005	.87:1.0
December 31, 2005 and as of the end of all fiscal quarters thereafter	1.0:1.0

(d) At any time that Excess Availability is equal to or less than $10,000,000 (an “Excess Availability Covenant Trigger Event”), the Fixed Charge Coverage Ratio of Borrower shall not as at the end of the fiscal month be less than the ratio set forth below next to the end of the fiscal month of Borrower:

Fixed Charge
Fiscal Month Ending	Coverage Ratio
September 30, 2004	1.0:1.0

Fixed Charge
Fiscal Month Ending	Coverage Ratio
October 31, 2004	1.0:1.0
November 30, 2004	1.0:1.0
December 31, 2004	.95:1.0
January 31, 2005	.95:1.0
February 28, 2005	.95:1.0
March 31, 2005	.90:1.0
April 30, 2005	.90:1.0
May 31, 2005	.90:1.0
June 30, 2005	.82:1.0
July 31, 2005	.87:1.0
August 31, 2005	.87:1.0
September 30, 2005	.87:1.0
October 31, 2005	.90:1.0
November 30, 2005	1.0:1.0
December 31, 2005 and as of the end of all fiscal months thereafter	1.0:1.0

; provided, that, at any time after an Excess Availability Covenant Trigger Event has occurred and is continuing, if the daily average Excess Availability is greater than $10,000,000 for thirty (30) consecutive days Borrower shall in the next fiscal quarter measurement period be required to maintain a Fixed Charge Coverage Ratio in accordance with Section 9.17(a) hereof.

; provided, further, that, if the Dayville, Connecticut Closed Plant is sold by January 31, 2005, then Sections 9.17(c) and 9.17(d) hereof shall no longer apply to for the periods thereafter and Sections 9.17(e) and 9.17(f) shall at all times thereafter apply.

(e) If the Dayville, Connecticut Closed Plant has been sold by January 31, 2005, then, subject to Section 9.17(f) hereof, the Fixed Charge Coverage Ratio of Borrower shall not as at the end of Borrower’s fiscal quarter be less than the ratio set forth below next to the end of such fiscal quarter of Borrower:

Fixed Charge
Fiscal Quarter Ending	Coverage Ratio
December 31, 2004	1.0:1.0
March 31, 2005	.95:1.0
June 30, 2005	.90:1.0
September 30, 2005	.95:1.0
December 31, 2005 and as of the end of all fiscal quarters thereafter	1.0:1.0

     (f) If the Dayville, Connecticut Closed Plant has been sold by January 31, 2005, at any time that Excess Availability is equal to or less than $10,000,000 (an “Excess Availability Covenant Trigger Event”), the Fixed Charge Coverage Ratio of Borrower shall not as at the end of the fiscal month be less than the ratio set forth below next to the end of the fiscal month of Borrower:

Fixed Charge
Fiscal Month Ending	Coverage Ratio
September 30, 2004	1.0:1.0
October 31, 2004	1.0:1.0
November 30, 2004	1.0:1.0
December 31, 2004	1.0:1.0
January 31, 2005	1.0:1.0
February 28, 2005	1.0:1.0
March 31, 2005	.95:1.0

Fixed Charge
Fiscal Month Ending	Coverage Ratio
April 30, 2005	1.0:1.0
May 31, 2005	1.0:1.0
June 30, 2005	.90:1.0
July 31, 2005	.95:1.0
August 31, 2005	.95:1.0
September 30, 2005	.95:1.0
October 31, 2005	.95:1.0
November 30, 2005	1.0:1.0
December 31, 2005 and as of the end of all fiscal months thereafter	1.0:1.0

provided, that, at any time after an Excess Availability Covenant Trigger Event has occurred and is continuing, if the daily average Excess Availability is greater than $10,000,000 for thirty (30) consecutive days Borrower shall in the next fiscal quarter measurement period be required to maintain a Fixed Charge Coverage Ratio in accordance with Section 9.17(e) hereof.”

     6. Term. The first sentence of Section 13.1(a) of the Loan Agreement is hereby deleted and replaced with the following:

“(a) This Agreement and the other Financing Agreements shall become effective as of the date set forth on the first page hereof and shall continue in full force and effect for a term ending on the date five (5) years from the date hereof (the “Renewal Date”), and from year to year thereafter, unless sooner terminated pursuant to the terms hereof.”

     7. Amendment Fee. In addition to all other fees, charges, interest and expenses payable by Borrower to Agent and Lenders under the Loan Agreement and the other Financing Agreements, Borrower shall pay to Agent for the account of Lenders, contemporaneously with the effectiveness of this Amendment, an amendment fee in the amount of $50,000, which fee shall be fully earned and payable on the effective date hereof and may be charged to any loan account of Borrower.

     8. Additional Representations, Warranties and Covenants. In addition to the continuing representations and warranties heretofore or hereafter made by Borrower to Agent and Lenders pursuant to the Loan Agreement and the other Financing Agreements, Borrower hereby represents, warrants and covenants with, to and in favor of Agent and Lenders as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

          8.1 This Amendment has been duly authorized, executed and delivered by all necessary action of Borrower, and is in full force and effect, and the agreements and obligations of Borrower contained herein constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with its terms.

          8.2 No Default or Event of Default exists or has occurred that is continuing on the date hereof.

          8.3 No action of, or filing with, or consent of any governmental or public body or authority, and no consent of any Person, including, without limitation the Note Trustee or the Noteholders, is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Amendment and each other agreement or instrument to be executed and delivered pursuant hereto and thereto, except to the extent the same has been obtained and is in full force and effect.

          8.4 Neither the execution and delivery of this Amendment, or any other agreements, documents or instruments in connection therewith, nor the consummation of the transactions herein and therein contemplated, nor compliance with the provisions thereof (a) has violated or shall violate any Federal or State securities laws or any other law or regulation or any order or decree of any court or governmental instrumentality in any respect, or (b) does, or shall conflict with or result in the breach of, or constitute a default in any respect under any mortgage, deed of trust, security agreement, agreement or instrument to which Borrower is a party or may be bound, including, without limitation, the Noteholder Agreements, or (c) does or shall violate any provision of the Certificate of Incorporation or By-Laws of Borrower.

     9. Conditions Precedent. The effectiveness of this Amendment shall be subject to the satisfaction, in a manner satisfactory to Agent, of the following conditions precedent:

          9.1 Agent shall have received a counterpart of this Amendment, duly authorized, executed and delivered by Borrower;

          9.2 Agent shall have received, in form and substance satisfactory to Agent, the written consent of Lenders consenting to this Amendment, duly authorized, executed and delivered by each such Lender;

          9.3 All representations and warranties contained herein shall be true and correct; and

          9.4 No Default or Event of Default shall exist or have occurred.

     10. Effect of this Amendment. Except as expressly set forth herein, no other amendments, consents, changes or modifications to the Loan Agreement or any of the other Financing Agreements are intended or implied, and in all other respects the Loan Agreement and the other Financing Agreements are hereby specifically ratified, restated and confirmed by all the parties hereto as of the effective date hereof and Borrower shall not be entitled to any other or further amendment or consent by virtue of the provisions of this Amendment or with respect to the subject matter of this Amendment. To the extent of any conflict between the terms of this Amendment and the Loan Agreement, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and construed as one agreement.

     11. Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable in such party’s good faith determination to effectuate the provisions and purposes of this Amendment.

     12. Governing Law. The validity, interpretation and enforcement of this Amendment and the other Financing Agreements and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of Illinois (without giving effect to principles of conflict of laws).

     13. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

     14. Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment.

     15. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Amendment by telefacsimile shall have the same force and effect as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment as to such party or any other party.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

AGENT		BORROWER

CONGRESS FINANCIAL CORPORATION (CENTRAL), as Agent and as Lender		ANCHOR GLASS CONTAINER CORPORATION

By:	/s/ Laura Wheeland	By:	/s/ Peter T. Reno

Name: Laura Wheeland		Name: Peter T. Reno
Title: Vice President		Title: VP & CFO